WaMu Capital Corp.
WMALT 055 15yr Conforming
15 Year Conforming Alt A
161 records
Balance: 24,620,112

Selection Criteria: 15 Year Conforming Alt A
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  Documentation
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 161
Total Balance: 24,620,112.01
Weighted Average Note Rate: 5.697
Non-Zero Weighted Average Original LTV: 60.63
Calif %: 19.92
Non-Zero Weighted Average FICO: 724
Stated Original WAM: 180
Stated Current WAM: 178.48

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
5.000	4.750	4	1,192,258.91
5.125	4.875	2	413,577.92
5.250	5.000	7	656,415.62
5.375	5.125	15	2,658,750.21
5.500	5.250	21	3,658,879.63
5.625	5.375	24	3,752,608.71
5.750	5.500	26	3,782,093.61
5.875	5.625	26	3,437,551.75
6.000	5.750	14	1,921,014.11
6.125	5.875	7	1,355,918.35
6.250	6.000	5	856,518.23
6.375	6.125	3	211,094.71
6.500	6.250	4	554,280.25
6.750	6.500	3	169,150.00
Total:	5.447	161	24,620,112.01

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
4.751 - 5.000	4	1,192,258.91	4.84	5.000	180	691	65	298,064.73
5.001 - 5.250	9	1,069,993.54	4.35	5.202	180	745	46	118,888.17
5.251 - 5.500	36	6,317,629.84	25.66	5.447	180	737	57	175,489.72
5.501 - 5.750	50	7,534,702.32	30.60	5.688	180	726	60	150,694.05
5.751 - 6.000	40	5,358,565.86	21.76	5.920	180	718	65	133,964.15
6.001 - 6.250	12	2,212,436.58	8.99	6.173	180	715	64	184,369.72
6.251 - 6.500	7	765,374.96	3.11	6.466	180	676	67	109,339.28
6.501 - 6.750	3	169,150.00	0.69	6.750	180	725	82	56,383.33
Total:	161	24,620,112.01	100.00	5.697	180	724	61	152,919.95

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	4	163,100.00	0.66	6.015	180	762	42	40,775.00
50,000.01 - 100,000.00	59	4,400,370.00	17.81	5.774	180	725	56	74,582.54
100,000.01 - 150,000.00	30	3,817,972.00	15.45	5.687	180	725	60	127,265.73
150,000.01 - 200,000.00	24	4,277,900.00	17.33	5.860	180	724	57	178,245.83
200,000.01 - 250,000.00	22	4,914,000.00	19.91	5.743	180	732	65	223,363.64
250,000.01 - 300,000.00	6	1,681,200.00	6.82	5.654	180	714	66	280,200.00
300,000.01 - 350,000.00	10	3,275,400.00	13.24	5.627	180	720	66	327,540.00
350,000.01 - 400,000.00	6	2,180,550.00	8.78	5.249	180	710	58	363,425.00
Total:	161	24,710,492.00	100.00	5.697	180	724	61	153,481.32

Min: 28,350.00
Max: 390,000.00
Avg: 153,481.32
Total: 24,710,492.00

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	4	162,934.94	0.66	6.015	180	762	42	40,733.74
50,000.01 - 100,000.00	59	4,384,568.98	17.81	5.774	180	725	56	74,314.73
100,000.01 - 150,000.00	30	3,804,327.79	15.45	5.687	180	725	60	126,810.93
150,000.01 - 200,000.00	24	4,267,239.58	17.33	5.860	180	724	57	177,801.65
200,000.01 - 250,000.00	22	4,902,268.71	19.91	5.743	180	732	65	222,830.40
250,000.01 - 300,000.00	6	1,678,364.13	6.82	5.654	180	714	66	279,727.36
300,000.01 - 350,000.00	10	3,258,868.61	13.24	5.627	180	720	66	325,886.86
350,000.01 - 400,000.00	6	2,161,539.27	8.78	5.249	180	710	58	360,256.55
Total:	161	24,620,112.01	100.00	5.697	180	724	61	152,919.95

Min: 28,350.00
Max: 390,000.00
Avg: 153,481.32
Total: 24,710,492.00

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	70	10,268,933.32	41.71	5.613	180	732	43	146,699.05
60.01 - 70.00	40	6,557,162.72	26.63	5.736	180	731	67	163,929.07
70.01 - 75.00	12	2,179,550.85	8.85	5.915	180	709	74	181,629.24
75.01 - 80.00	35	5,100,588.64	20.72	5.721	180	705	79	145,731.10
85.01 - 90.00	4	513,876.48	2.09	5.728	180	713	90	128,469.12
Total:	161	24,620,112.01	100.00	5.697	180	724	61	152,919.95

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	13	1,783,838.32	7.25	5.540	180	736	65	137,218.33
Cooperative	2	193,317.65	0.79	5.376	180	724	51	96,658.83
PUD	15	2,776,380.02	11.28	5.785	180	734	64	185,092.00
Single Family Residence	108	15,498,993.85	62.95	5.730	180	723	60	143,509.20
Three/Four Family	7	1,541,718.66	6.26	5.592	180	691	58	220,245.52
Two Family	16	2,825,863.51	11.48	5.611	180	726	58	176,616.47
Total:	161	24,620,112.01	100.00	5.697	180	724	61	152,919.95

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9. State

State	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
CA	26	4,905,020.35	19.92	5.768	180	730	53	188,654.63
TX	18	1,904,329.05	7.73	5.869	180	727	72	105,796.06
IL	17	2,740,518.59	11.13	5.682	180	714	60	161,206.98
NY	11	1,838,130.48	7.47	5.506	180	705	54	167,102.77
NJ	8	1,399,711.11	5.69	5.870	180	700	57	174,963.89
AZ	5	714,759.22	2.90	5.653	180	766	56	142,951.84
FL	5	811,005.90	3.29	5.791	180	723	67	162,201.18
MA	5	1,082,124.23	4.40	5.261	180	746	43	216,424.85
MI	5	897,097.57	3.64	5.633	180	723	60	179,419.51
MO	5	819,079.35	3.33	5.710	180	760	72	163,815.87
Other	56	7,508,336.16	30.50	5.691	180	720	66	134,077.43
Total:	161	24,620,112.01	100.00	5.697	180	724	61	152,919.95

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
180	161	24,620,112.01	100.00	5.697	180	724	61	152,919.95
Total:	161	24,620,112.01	100.00	5.697	180	724	61	152,919.95

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11. Documentation

Documentation	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
1 Paystub, 1 W-2, and VVOE or 1 Yr 1040	1	227,500.00	0.92	5.500	180	791	65	227,500.00
Full Doc	8	894,307.04	3.63	5.878	180	716	73	111,788.38
No Employment/Income Verification	47	7,108,378.69	28.87	5.626	180	746	54	151,242.10
Verbal Verification of Employment	105	16,389,926.28	66.57	5.721	180	713	63	156,094.54
Total:	161	24,620,112.01	100.00	5.697	180	724	61	152,919.95

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
600 - 619	1	109,613.62	0.45	5.750	180	611	80	109,613.62
620 - 639	1	373,611.32	1.52	5.000	180	635	58	373,611.32
640 - 659	6	804,412.28	3.27	6.095	180	655	71	134,068.71
660 - 679	16	2,688,009.23	10.92	5.913	180	670	64	168,000.58
680 - 699	28	4,468,126.50	18.15	5.697	180	689	67	159,575.95
700 - 719	30	4,896,716.09	19.89	5.672	180	709	64	163,223.87
720 - 739	18	2,548,290.23	10.35	5.697	180	729	64	141,571.68
740 - 759	22	2,949,154.90	11.98	5.630	180	750	56	134,052.50
760 - 779	10	1,081,845.13	4.39	5.708	180	768	57	108,184.51
780 - 799	21	3,639,807.32	14.78	5.590	180	789	51	173,324.16
800 - 820	8	1,060,525.39	4.31	5.752	180	807	46	132,565.67
Total:	161	24,620,112.01	100.00	5.697	180	724	61	152,919.95

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	42	5,795,245.10	23.54	5.644	180	747	64	137,982.03
Refi - Cash Out	79	12,672,967.22	51.47	5.742	180	719	59	160,417.31
Refi - Rate Term	40	6,151,899.69	24.99	5.656	180	711	60	153,797.49
Total:	161	24,620,112.01	100.00	5.697	180	724	61	152,919.95

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	38	4,564,378.98	18.54	5.808	180	739	58	120,115.24
Owner Occupied	117	18,708,288.59	75.99	5.692	180	720	61	159,899.90
Second Home	6	1,347,444.44	5.47	5.390	180	718	62	224,574.07
Total:	161	24,620,112.01	100.00	5.697	180	724	61	152,919.95

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	161	24,620,112.01	100.00	5.697	180	724	61	152,919.95
Total:	161	24,620,112.01	100.00	5.697	180	724	61	152,919.95

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	152	22,856,984.30	92.84	5.684	180	723	60	150,374.90
36	9	1,763,127.71	7.16	5.873	180	727	64	195,903.08
Total:	161	24,620,112.01	100.00	5.697	180	724	61	152,919.95

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K:\shared\_PSTBKU\WAMU Fixed\June Position 6-14-05\June Position 15-YR Fixed 6-14-05.cas
Jun 15, 2005 17:14